UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 25, 2014

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders

On April 25, 2014, the shareholders of the Company approved a two-year extension (until May 2, 2016) of a protective amendment (the “Protective Amendment Extension”) to the Company’s Articles of Incorporation to protect the Company’s ability to use certain tax assets, such as net operating loss carryforwards.  A copy of the Protective Amendment Extension is attached hereto as Exhibit 3.1 and incorporated herein by reference.  As described  in Proposal 5 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 7, 2014, the Protective Amendment Extension restricts, for an additional two-year period, certain transfers of the Company’s common stock if such a transfer would cause the transferee and its affiliates to own more than 4.99% of the Company’s common stock.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2014, the Company held its Annual Meeting of Shareholders at which the shareholders voted upon and approved (i) the election of nine (9) nominees as directors; (ii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) an advisory (non-binding) shareholder resolution to approve the compensation of the Company’s executive officers; (iv) by ratification, extension of the Company’s Tax Benefits Preservation Plan and  (v) the Protective Amendment Extension as set forth above.

The final number of votes cast for or against (withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

		For	Against/Withheld	Abstained	Broker Non-Vote

1.	Nominees as Directors:

	Alvaro J. Aguirre	35,416,871	309,127	--	4,119,933

	James F. Burr	35,416,729	309,269	--	4,119,933

	Christine H.H. Camp	35,646,404	79,594	--	4,119,933

	John C. Dean	35,538,673	187,325	--	4,119,933

	Earl E. Fry	35,538,516	187,482	--	4,119,933

	Paul J. Kosasa	35,399,436	326,562	--	4,119,933

	Duane K. Kurisu	35,464,368	261,630	--	4,119,933

	Colbert M. Matsumoto	35,402,666	323,332	--	4,119,933

	Crystal K. Rose	35,535,358	190,640	--	4,119,933

		For	Against/Withheld	Abstained	Broker Non-Vote
2.	Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014.	39,713,003	127,577	5,351	--

3.	Non-binding advisory vote to approve compensation of the Company’s named executive officers.	35,502,612	201,006	22,380	4,119,933
4.	Ratification of extension of the Tax Benefits Preservation Plan	35,328,761	390,388	6,849	4,119,933
5.	Approval of the Protective Amendment Extension	39,717,777	113,059	15,095	--

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

Exhibit No.                                                                                     Exhibit Description

3.1                                                                                                                                  Amendment to the Articles of Incorporation setting forth the Protective Amendment Extension

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp. (Registrant)

Date: April 28, 2014	By:	/s/ Glenn K. C. Ching
Glenn K.C. Ching Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

Exhibit No.                                                                                     Exhibit Description

3.1                                                                                                                                  Amendment to Articles of Incorporation setting forth the Protective Amendment Extension